SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 1997
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                                ZYGO CORPORATION
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             (Exact name of registrant as specified in its charter)


       DELAWARE                        0-12944             06-0864500
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State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)


LAUREL BROOK ROAD, MIDDLEFIELD, CONNECTICUT                   06455
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 (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (860) 347-8506
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                                 Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On January 23, 1997, the Board of Directors of the Company declared a 2-for-1 stock split effected in the form of a 100% stock dividend, payable on February 27, 1997, to stockholders of record as of the close of business on February 3, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ZYGO CORPORATION


Date: January 31, 1997             By  /S/ GARY K. WILLIS
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                                       Gary K. Willis
                                       President and Chief Executive Officer